Exhibit 10.2

-----
SCT             MEXICAN MINISTRY OF COMMUNICATIONS AND TRANSPORTATION
-----                       UNDER MINISTRY OF COMMUNICATIONS












              AMENDMENT TO THE CONCESSION CERTIFICATE FOR A PUBLIC
                 TELECOMMUNICATIONS NETWORK DATED JUNE 17, 1996










                               AXTEL, S.A. DE C.V.

[A seal with the Mexican coat-of-arms reading:]
"United Mexican States - Ministry of
Communications and Transportation"

Amendment to the concession certificate to install, operate and exploit a public telecommunications network that was granted by the Mexican Federal Government through the Mexican Ministry of Communications and Transportation (the "Ministry"), to AXTEL, S.A. DE C.V. (the "Concession Holder").

                                   WITNESSETH

I. WHEREAS, on June 17, 1996, the Ministry granted to the Concession Holder a concession certificate to install, operate and exploit a public telecommunications network for the provision of national and international long-distance basic telephone services, among others (the "Concession").

II. WHEREAS, under letters dated September 20, 2000 and December 10, 2002, the Concession Holder applied for the Ministry's approval to amend Exhibit A to the Concession, so that the services covered by said Exhibit will be restricted to the provision of national and international long-distance public telephone service.

III. WHEREAS, pursuant to the provisions of article 37 Bis section V of the Internal Regulations of the Ministry of Communications and Transportation, the Federal Telecommunications Commission (the "Commission"), under Resolution number P/230101/014.1 that was adopted at its session en banc, expressed to the Ministry the Commission's agreement with the Concession Holder's application.

IV. WHEREAS, article 50 of the Federal Telecommunications Law provides that the Ministry shall see that telecommunication services be properly provided throughout Mexico, so that all production units and the citizenship in general will have access to public telecommunication networks for satisfaction of needs for public and social services.

NOW, THEREFORE, the Ministry, after hearing from the Commission as stated in paragraph III of the Witnesseth Chapter above, and after analyzing all documents related to the application filed by the Concession Holder, and pursuant to the provisions of articles 36 of the Mexican Organic Law of the Federal Public Administration; 1 and 7 and all other related articles of the Mexican Federal Telecommunications Law; and 4 and 5 of the Internal Regulations of the Ministry of Communications and Transportation, hereby approves this Amendment, subject to the following:

                                   CONDITIONS

FIRST. Exhibit A to the Concession Certificate is hereby amended to read as set forth in Annex A to this Amendment, which is made an integral part of the Concession, in the terms and conditions set forth therein.

SECOND. Clauses 1.17 and 1.18 are added to the Concession referred to in paragraph I of the Witnesseth chapter hereof, to read as follows:

1.17 Coverage and Social and Rural Connectivity. The Concession Holder shall, during the term of the Concession, assist the Federal Government in the provision of social and rural services, for which purpose the Concession Holder shall, if necessary, provide services or transmission capacity from its Network to provide access and



                                      1/13
connectivity in such areas, zones or locations where the Federal Government and the Concession Holder shall jointly determine that such services or facilities are required.

To this end, the Concession Holder shall comply with the Coverage and Social and Rural Connectivity Program (the "Program") that is referred to in Annex B to this Amendment, in the terms and conditions set forth herein, which Program shall be mandatory for the Concession Holder.

Further, within three hundred and sixty (360) calendar days before completion of the Program then in effect, the Concession Holder shall, every four (4) years during the term of the Concession, agree with the Ministry a similar Program containing at least: the services to be provided, areas to be served on a scheduled basis, transmission velocity and access capacity of the Network, number of benefited persons, and rates to be charged by the Concession Holder, which rates shall be equal to or lower than the lowest rates charged for the services covered by the Concession. The Program shall be mandatory once it is approved by the Ministry.

The Concession Holder shall not disrupt the provision of any social or rural services in any location or community to which similar services are not provided by other concessionaire or licensee, except in case of occurrence of an act of God or force majeure or with the express approval of the Ministry, pursuant to the provisions of articles 7 and 51 of the Law.

1.18 Modernization of the Network. The Concession Holder shall keep its Network duly upgraded, by introducing state of the art technology for diversification and improvement of the quality of its services. The Concession Holder shall inform the Ministry and the Commission, within the first two months of each year, of all upgrades to the Network that were performed during the immediately preceding calendar year, and of all modernization plans and projects for the Network that will be executed during the year in which the report is submitted.

THIRD. All other conditions set forth in the Concession shall continue in full force and effect in their unchanged form.

FOURTH. The Concession Holder hereby accepts this Amendment to the concession certificate that is amended hereunder, and the use of this Amendment, in any form, by the Concession Holder implies the unconditional acceptance of all provisions hereof.

IN WITNESS WHEREOF, this Amendment is executed in Mexico City, Mexico, on December 19, 2002, to become effective on the date hereof.

THE MINISTRY OF COMMUNICATIONS AND                AXTEL, S.A. DE C.V.
         TRANSPORTATION

       By: [signed]                                  By: [signed]
Name: PEDRO CERISOLA WEBER                Name: ALBERTO M. DE VILLASANTE HERBERT
    Position: MINISTER                        Position: LEGAL REPRESENTATIVE

Signatures page to the Amendment to the concession certificate to install, operate and exploit a public telecommunications network that was granted by the Mexican Federal Government through the Ministry to AXTEL, S.A. DE C.V.



                                      2/13

[A seal with the Mexican coat-of-arms reading:]
"United Mexican States - Ministry of
Communications and Transportation"

Annex A to the concession certificate to install, operate and exploit a public telecommunications network that was granted by the Mexican Federal Government through the Ministry to the Concession Holder.

A.1 Definitions. All terms used in this Annex shall have the meanings assigned to them under the Law or the Concession, and the following terms shall have the following meanings:

A.1.1 Public telephone network, shall mean a public telecommunications network which concessionaires are required to provide public basic telephone service;

A.1.2 Provision of capacity, shall mean, for purposes of this Exhibit, that a concessionaire of a public telecommunications network is creating, under any legal act, a usufruct over a portion of its Network. Concessionaires of public networks may also assign the use of any portion of their Network, provided that in all cases the concessionaires retain the pure title to the public telecommunications networks;

A.1.3 Long distance service, shall mean the exchange of switched traffic between long distance centers that are not a part of the same group of local service centers, and that requires for its routing the dialing of a prefix to access the long distance service;

A.1.4 Public switched traffic, shall mean any emission, transmission or receipt of signs, signals, data, written material, images, voice, sounds or information of any nature through a public telecommunications network that uses for the routing thereof, both centers and numbers assigned and administered by the Commission, pursuant to the Master Technical Number Plan;

A.1.5 Rules, shall mean the Long Distance Service Rules that were published in the Federal Official Gazette on June 21, 1996, or any additional or supplementary rules that may be issued from time to time;

A.1.6 Local service, shall mean the carrying of public switched traffic between users of the same center or users of a center that is a part of the same group of local service centers, which service does not require the dialing of a prefix to access the long distance service, regardless as to whether such switched public traffic originates from or terminates at a wired or wireless public telecommunications network, and for which service a rate is charged regardless of the distance;

A.1.7 Added-value services, shall mean services that use a public telecommunications network and have an impact in the format, contents, code, protocol, storage or similar aspects of any information transmitted by any user, and which services market additional, different or restructured information among the users or imply interaction between the user and stored information;

A.1.8 Master technical plans, shall mean the Master Technical Signal Plan and the Master Technical Number Plan that were published in the Federal Official Gazette on June 21, 1996, and any other plans that may be issued by the Commission from time to time pursuant to the provisions of article 41 of the Law;



                                      3/13

A.1.9 User, shall mean any individual or corporation that, notwithstanding is not authorized by the Ministry to provide telecommunication services, acquires under any legal title a right to use such portion of the Network infrastructure that is sufficient for establishment only of telecommunication networks destined to satisfy specific telecommunication service needs and that imply, for any reason, commercial exploitation of services or of capacity from such networks. Final users of telecommunication services in no event may hold usufruct rights over any portion of the Network infrastructure, or complete public switched Traffic outside the private networks that have been established along with the Network infrastructure;

A.1.10 Usufructuary, shall mean any individual or corporation that has been authorized by the Ministry or is registered with the Commission to provide telecommunication services and that acquires, under any legal title, the actual and temporary right to enjoy a portion of the Network infrastructure; and

A.1.11 Traffic in transit, shall mean any signal or set of signals whose points of origin and destination are other foreign networks and is carried through the Network.

A.2 Services Covered by this Annex. The Concession Holder accepts and agrees to provide the services described below, only to individuals and corporations defined as users or usufructuaries under Conditions A.1.9 and A.1.10 above:

A.2.1 National and international long distance basic telephone service, subject to the prior approval by the Commission, in the case of the long distance service, of the pertinent international port;

A.2.2 Provision and leasing of capacity of the Network for the issuance, transmission or receipt of signs, signals, written material, images, voice, sounds or any other type of information;

A.2.3 Marketing of capacity acquired with respect to networks of other concessionaires of public telecommunication networks with whom the Concession Holder shall have executed the pertinent agreements for the acquisition of such capacity; and

A.2.4 Added-value services to its users, subject to prior registration of the added-value services with the Commission, pursuant to the provisions of articles 3(XII), 33 and 64(II) of the Law.

All services described under this condition A.2 are listed by way of limitation, which means that for provision of any other service intended to be provided by the Concession Holder under this Concession, an express concession, permit or approval by the Ministry shall be required, pursuant to the provisions of the Law and all other applicable legal, regulatory and administrative provisions.

A.3      Specifications for the services covered by this Annex.

A.3.1 In connection with the national and international long distance basic telephone service, the Concession Holder shall have the following obligations, among others:

     A.3.1.1 To provide the telephone number that will identify the origin of the telephone calls, in compliance with the provisions of article 43(X) of the Law, and of the Master Technical Signal Plan. The Concession Holder shall, in compliance with this obligation, send to centers of the concessionaire of local service or long distance Service to which



                                      4/13
it will deliver the switched public Traffic, information relating to the numbers of the originating subscriber and the destination subscriber. Due to the above, the Concession Holder shall not re-originate long-distance calls for delivery of such calls as local calls, or replace or incorporate an "A" number not corresponding to the number of origin of the call.

     A.3.1.2 To use all contracted interconnection links exclusively to receive and route traffic. All switched public Traffic exchanged between two local Service concessionaires, between one local Service concessionaire and a long distance operator, or between a long-distance operator and a local Service concessionaire, shall be carried through interconnection links, in accordance with all pertinent agreements and without changing neither the number of origin nor the number of destination, pursuant to the provisions of the master technical Plans, except in those cases expressly authorized by the Commission.

     A.3.1.3 To be a member, in its capacity of long-distance Service operator, of the Operators Committee to be organized pursuant to the Rules;

     A.3.1.4 To comply, in its capacity of long-distance Service operator, with the Auditor service agreement referred to by the Rules for provision of international long-distance Service that must be followed by all concessionaires of public telecommunication networks authorized to provide this Service, which Rules were published in the Federal Official Gazette on December 11, 1996; and

     A.3.1.5 To share in the reimbursement of all shared costs incurred by all concessionaires for operation of the long-distance system, including, by way of enunciation and not by way of limitation, all costs that represent a one-time disbursement, pursuant to the formulas and procedures determined by the Commission.

A.3.2 With respect to the provision of capacity Service referred to in condition
A.2.2 above, the Concession Holder agrees to abide by and comply with all applicable legal, regulatory and administrative provisions and all rules on the subject that may be issued by the Ministry or the Commission from time to time.

A.3.3 In connection with the leasing of dedicated digital private circuits, the Concession Holder shall abide by and comply with all applicable legal, regulatory and administrative provisions and all rules on the subject that may be issued from time to time by the Ministry or the Commission.

A.4 Granting of rights to use. Rights to use with respect to a portion of the Network infrastructure may be granted to third parties that are not authorized by the Ministry to provide telecommunication services, for establishment only of telecommunication networks destined to satisfy specific telecommunication service needs that do not imply, for any reason, commercial exploitation of services or of capacity from such networks.

A.5 Granting of usufruct rights. Revocable usufruct rights may be granted with respect to a portion of the Network infrastructure, for a term not to exceed the term set forth in clause 1.4 of the Concession.

A.6 Use and usufruct rights. In case usufruct and use rights are granted in connection with the services contemplated in condition A.2 above, the following provisions shall be observed, without any exception:

A.6.1    The usufruct cannot be simultaneous;



                                      5/13

A.6.2    The usufruct cannot be for life;

A.6.3    The usufructuary cannot transfer or encumber its usufruct right;

A.6.4    The usufructuary shall waive its right of first refusal; and

A.6.5 The Concession Holder shall reserve the right to revoke the right of use or usufruct in case of occurrence of any of the following events:

     A.6.5.1 The usufructuary or user, as the case may be, will make an improper use of that portion of the Network infrastructure that is the subject matter of the right granted to it;

     A.6.5.2 A resolution will be issued by the Ministry or the Commission, and by the competent judicial or administrative government authorities;

     A.6.5.3 The usufructuary shall provide telecommunication services without first obtaining a concession or approval from the Ministry;

     A.6.5.4 The user will provide telecommunication services in violation of the Law and any regulations thereto;

     A.6.5.5 The usufructuary or the user, as the case may be, will carry out any acts that prevent the performance of authorized public telecommunication network concessionaires or of the licensees referred to by article 31 of the Law; and

     A.6.5.6 The usufructuary or the user, as the case may be, will operate or exploit telecommunication service marketing companies in contravention to the provisions of the Law and any regulations thereto.

The model agreements to be used by the Concession Holder to grant usufruct and use rights with respect to a portion of the Network infrastructure, shall include all provisions of condition A.6 hereof. Further, the Concession Holder shall inform the Commission of any agreements that may be terminated due to the occurrence of any of the events referred to in condition A.6.5 above, within five (5) business days following the date of occurrence of the event.

The Concession Holder shall be responsible for all acts related to the operation and exploitation of its Network, either directly or indirectly through any third parties with whom it may execute agreements.

A.7 Term for commencement of provision of the services. The Concession Holder shall commence to provide the services subject matter of this Annex, within three hundred and sixty (360) calendar days following the date of execution hereof, and shall inform the Commission of the commencement of such provision within the following fifteen (15) calendar days.

A.8 Coverage Commitments of the Network. The Concession Holder shall, by using its own and/or leased telecommunication infrastructure, pursuant to all technical specifications set forth in its application and mentioned in condition
A.18 of this Annex, link the following cities:


                                      6/13

---------------------------------------------------------------------------------------------------------------------
           DATE OF
          OPERATION                                        LINK                                    INFRASTRUCTURE
---------------------------------------------------------------------------------------------------------------------
Operational                    Mexico, D.F.               To    Tlalnepantla, Mex.          Fiber optic of its own
---------------------------------------------------------------------------------------------------------------------
July 2003                      Mexico, D.F.               To    Puebla, Pue.                Leased fiber optic
                               Mexico, D.F.                     Queretaro, Qro.             Fiber optic of its own
---------------------------------------------------------------------------------------------------------------------
December 2003                  Monterrey, N.L.            To    Saltillo, Coah.             Leased fiber optic
                               Guadalajara, Jal.                San Luis Potosi, S.L.P.     Leased fiber optic
                               Monterrey, N.L.                  San Luis Potosi, S.L.P.     Leased fiber optic
---------------------------------------------------------------------------------------------------------------------
December 2004                  Monterrey, N.L.                  Nuevo Laredo, Tamps.        Leased fiber optic
                               Mexico, D.F.               To    Cuernavaca, Mor.            Leased fiber optic
                               Queretaro, Qro.                  Celaya, Gto.                Fiber optic of its own
---------------------------------------------------------------------------------------------------------------------
December 2005                  Guadalajara, Jal.          To    Celaya, Gto.                Leased fiber optic
                               Guadalajara, Jal.                Irapuato, Gto.              Leased fiber optic
---------------------------------------------------------------------------------------------------------------------
December 2006                  Monterrey, N.L.            To    Reynosa, Tamps.             Leased fiber optic
                               Guadalajara, Jal.                Leon, Gto.                  Leased fiber optic
---------------------------------------------------------------------------------------------------------------------
December 2007                  Mexico, D.F.               To    Veracruz, Ver.              Leased fiber optic
---------------------------------------------------------------------------------------------------------------------



A.9 Traffic in transit. No traffic in transit carried by the Concession Holder shall terminate at a network within Mexico.

A.10 Coverage of the services. After satisfaction of all coverage commitments set forth in condition A.8 above, the Concession Holder may offer and provide the services covered by this Annex anywhere in Mexico by using any kind of technology. Before commencing the provision of services, the Concession Holder shall give the Commission thirty (30) days' notice of the local service area intended to be served by it and how it will provide the services.

A.11 Urban wiring. Should the Concession Holder intend to install wires in urban zones for provision of long-distance services to final users pursuant to the terms issued by the Commission to that effect, the Concession Holder shall submit the pertinent application with the Commission, which shall approve or disapprove the application within ninety (90) calendar days following receipt thereof.

A.12 Leased resources. The Concession Holder shall ensure accounting and operating transparency in all switching, interconnection and transmission resources that may be leased by it.

A.13 Accounting information. The Concession Holder shall, with respect to the services contemplated under this Chapter, provide accounting information per service, region, function and component of the Network, pursuant to the provisions of the Ruling that was published in the Federal Official Gazette on December 1, 1998, which Ruling establishes methods for submission of accounting reports on services provided from public telecommunication networks, in accordance with the terms of the Federal Telecommunications Law, and all legal, regulatory and administrative provisions that may be issued from time to time.



                                      7/13

A.14 Monitoring. The Concession Holder shall allow the Commission access to the Concession Holder's facilities and Network infrastructure, both owned and leased, for performance by the Commission of its monitoring and supervision activities, and shall provide the Commission all assistance that may required therefor.

A.15 Rights of way. The Concession Holder shall, when using rights of way and land owned by the federal government and waters subject to federal jurisdiction, observe and comply with all state, municipal and federal provisions on urban development and environmental protection. The Concession Holder accepts that the Ministry and the Commission are entitled to request at any time any documents and information that may be needed or advisable to prove that the Concession Holder is complying with all applicable federal, state and municipal provisions on urban development and environmental protection, and agrees to provide such documents and information as requested.

1.16 Modernization of the Network. The Concession Holder shall keep its Network duly upgraded, by introducing state of the art technology for diversification and improvement of the quality of its services. The Concession Holder shall inform the Ministry and the Commission, within the first two months of each year, of all upgrades to the Network that were performed during the immediately preceding calendar year, and of all modernization plans and projects for the Network that will be executed during the year in which the report is submitted.

A.17 Non-discriminatory treatment. The Concession Holder shall attend to all long distance service requests that may arise within the area served by the Network.

A.18 Technical specifications for the Network. The Concession Holder agrees that the installation of the Network for provision of the services covered by this Annex shall, at least, meet the technical specifications set forth in its letter dated August 19, 2002, a summary of which is transcribed below:

Switching Network

The switching network meets all standards required to achieve a look-through interconnection to all elements of the access network, the carrying network, the long distance network, the local network and the signal network.

All switching elements comply with all international standards and the recommendation of UIT-T (International Telecommunication Union) and all national standards set for such services, and have capacity to co-exist with all other networks existing in Mexico.

The interface for connection to all elements of the above-mentioned networks is under the form of recommendation G.703 and NMX-T-001-1996 NYCE.

The Concession Holder's Network has high-capacity digital centers and availability to handle local and long distance traffic, which centers have all dimensions and are configured with the redundancy required to guarantee all traffic demands.

Local and long distance traffic is delivered at the interconnection point expressly set therefor at each city.



                                      8/13

An interconnection is provided among all centers of the Concession Holder's Network and the centers of all other long distance operators for establishment of exchange of long distance traffic. This interconnection is made with fiber optic infrastructure constructed by the operator to which the Concession Holder resells the originating long-distance traffic.

All switching centers used in the Concession Holder's long distance network are DMS-100 (Nortel), a product that has been in use in other countries around the world for the last 20 years and which hardware and software have been upgraded and updated over the time. This allows to increase the quality level of the service to the international standards.

DMS-100 is a stored control program digital switching system that is present in all local and long distance voice services and is required by the national and international markets.

These switching centers have a processing capacity of 430,000 call attempts during peak hours, and a capacity of more than 3,500 E1's.

According to the traffic demand on the Network, the capacity of a switching center is of 100,000 lines.

Digital centers have a maximum capacity of 8,192 routes and 2,048 trunk groups, which guaranties the satisfaction of future routing and long distance service demand.

DMS-100s support different protocols, such as R2 Modified PAUSI-MX (NOM-112), PRI, V5.2, that are required to provide access to the users and interconnect to the different operators.

Signaling Network

The signaling network meets all national and international standards for local and long-distance interconnection.

The Concession Holder's signaling network consists of three pairs of PTSs (signal transfer points) in a redundant scheme (Mexico City, Monterrey and Guadalajara) that is interconnected to the PTSs designated by the different operators of local and long distance services.

Interconnection for the local and long distance service is made with PAUSI-MX signaling (SCCN7 Mexican version NOM-112).

The signaling network consists of third generation broadband Signaling Transfer Points (STP's) (Nortel), which have a distributed, compact and fully redundant architecture to provide network availability at 99.9999% levels.

PTSs support signaling protocols PAUSI-MX (SCCN 7 Mexican version NOM-112) and have all software needed to support intelligent network services, such as portability of the advanced 800/900 number; additionally, they have capacity to handle the signaling by using IP protocol.



                                      9/13

Carrying network

The carrying network consists of "Corning Glass" 60-fiber cable that handles a capacity ranging from 2.5 Gbps to 40 Gbps by using DWDM technology. The network provides the lowest possible attenuation per splice (0.03 dB per section in the average), which allows distances longer than 170 km between regenerators. The optic fiber used is the highest quality singlemode fiber having an attenuation no higher than 0.2 dB/km.

It is designed to use SDH multiplexing technology, large capacity backbone, Digital Cross Connect (SDXC), DWDM (pirelli equipment), and Add Drop (ADM - Lucent) Multiplexors.

Synchronization Network

Considering the high binary velocities, and the ring configuration network topologies with more robust coding schemes, the network reliability becomes a critical issue. Due to the foregoing, synchronization in a digital network is an essential need that must be satisfied.

The synchronization network meets all standards established by UIT-T (International Telecommunication Union) under Recommendations G.812/G.81 s.

The primary synchrony reference will be strato 1 and 2, with a 5 x 10-11 ppm hold accuracy, and a 1.16 x 10-9/day hold stability.

The connection interface to the network elements for distribution of the synchrony signal is under the form of Recommendation G.703 and NMX-T-001-1996 NYCE.



                                     10/13

[A seal with the Mexican coat-of-arms reading:]
"United Mexican States - Ministry of
Communications and Transportation"

                                    EXHIBIT B

Social and Rural Coverage and Connectivity Program (the "Program") agreed by the Ministry and Axtel, S.A. de C.V. (the "Concession Holder").

B.1 Definitions. All terms used in this Program shall have the meanings assigned to them under the Law or the Concession, and the following terms shall have the following meanings:

B.2 Coverage Commitments. The Concession Holder agrees to provide, through its own infrastructure, local telephone services (32 Kbps) and data transmission services (64 Kbps) in the locations listed below, under the conditions and on the dates set forth in the following Table:


--------------------------------------------------------------------------------------------------------------------------
    Year            Location                    Municipality and State                  Capacity in            Users to
                                                                                       number of lines        be served
--------------------------------------------------------------------------------------------------------------------------
             Apodaca                            Apodaca, N.L.                                 2,880             14,400


    2003
--------------------------------------------------------------------------------------------------------------------------
             General Escobedo                   General Escobedo, N.L.                        2,120             10,600
--------------------------------------------------------------------------------------------------------------------------
             Guadalupe                          Guadalupe, N.L.                               6,290             31,450
--------------------------------------------------------------------------------------------------------------------------
             Monterrey                          Monterrey, N.L.                              10,800             54,000
--------------------------------------------------------------------------------------------------------------------------
             San Nicolas de los Garza           San Nicolas de los Garza, N.L.                4,720             23,600
--------------------------------------------------------------------------------------------------------------------------
             San Pedro Garza Garcia             San Pedro Garza Garcia, N.L.                  1,120              5,600
--------------------------------------------------------------------------------------------------------------------------
             Santa Catarina                     Santa Catarina, N.L.                          2,090             10,450
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                        30,020            150,100
--------------------------------------------------------------------------------------------------------------------------
             Apodaca                            Apodaca, N.L.                                 1,410              7,050


    2004
--------------------------------------------------------------------------------------------------------------------------
             General Escobedo                   General Escobedo, N.L.                        1,410              7,050
--------------------------------------------------------------------------------------------------------------------------
             Guadalupe                          Guadalupe, N.L.                               3,090             15,450
--------------------------------------------------------------------------------------------------------------------------
             Monterrey                          Monterrey, N.L.                               7,390             36,950
--------------------------------------------------------------------------------------------------------------------------
             El Uro                             Monterrey, N.L.                                 210              1,050
--------------------------------------------------------------------------------------------------------------------------
             Los Cristales                      Monterrey, N.L.                                  60                300
--------------------------------------------------------------------------------------------------------------------------
             El Ranchito                        Monterrey, N.L.                                  80                400
--------------------------------------------------------------------------------------------------------------------------
             El Barreal                         Monterrey, N.L.                                 130                650
--------------------------------------------------------------------------------------------------------------------------
             San Nicolas de los Garza           San Nicolas de los Garza, N.L.                2,840             14,200
--------------------------------------------------------------------------------------------------------------------------
             San Pedro Garza Garcia             San Pedro Garza Garcia, N.L.                    800              4,000
--------------------------------------------------------------------------------------------------------------------------
             Santa Catarina                     Santa Catarina, N.L.                          1,440              7,200
--------------------------------------------------------------------------------------------------------------------------
             Juarez                             Juarez, N.L.                                    410              2,050
--------------------------------------------------------------------------------------------------------------------------
             Guadalajara                        Guadalajara, Jal.                            10,080             50,400
--------------------------------------------------------------------------------------------------------------------------
             Tlaquepaque                        Tlaquepaque, Jal.                             2,910             14,550
--------------------------------------------------------------------------------------------------------------------------
             Zapopan                            Zapopan, Jal.                                 6,130             30,650
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                        38,390            191,950
--------------------------------------------------------------------------------------------------------------------------
             Azcapotzalco                       Azcapotzalco, D.F.                              270              1,350



    2005
--------------------------------------------------------------------------------------------------------------------------
             Coyoacan                           Coyoacan, D.F.                                3,930             19,650
--------------------------------------------------------------------------------------------------------------------------
             Cuajimalpa de Morelos              Cuajimalpa de Morelos, D.F.                     260              1,300
--------------------------------------------------------------------------------------------------------------------------
             Gustavo A. Madero                  Gustavo A. Madero, D.F.                         370              1,850
--------------------------------------------------------------------------------------------------------------------------
             Iztacalco                          Iztacalco, D.F.                                  90                450
--------------------------------------------------------------------------------------------------------------------------
             Iztapalapa                         Iztapalapa, D.F.                                300              1,500
--------------------------------------------------------------------------------------------------------------------------
             Magdalena Contreras                Magdalena Contreras, D.F.                       710              3,550
--------------------------------------------------------------------------------------------------------------------------
             Alvaro Obregon                     Alvaro Obregon, D.F.                            240              1,200
--------------------------------------------------------------------------------------------------------------------------


                                     11/13

--------------------------------------------------------------------------------------------------------------------------
             Tlalpan                            Tlalpan, D.F.                                 1,020              5,100
--------------------------------------------------------------------------------------------------------------------------
             Xochimilco                         Xochimilco, D.F.                                210              1,050
--------------------------------------------------------------------------------------------------------------------------
             Juarez                             Juarez, D.F.                                    130                650
--------------------------------------------------------------------------------------------------------------------------
             Cuauhtemoc                         Cuauhtemoc, D.F.                                210              1,050
--------------------------------------------------------------------------------------------------------------------------
             Naucalpan de Juarez                Naucalpan de Juarez, Mex.                       120                600
--------------------------------------------------------------------------------------------------------------------------
             Miguel Hidalgo                     Miguel Hidalgo, D.F.                            490              2,450
--------------------------------------------------------------------------------------------------------------------------
             Huixquilucan                       Huixquilucan, Mex.                              420              2,100
--------------------------------------------------------------------------------------------------------------------------
             Adolfo Lopez Mateos                Adolfo Lopez Mateos, Mex.                       340              1,700
--------------------------------------------------------------------------------------------------------------------------
             Venustiano Carranza                Venustiano Carranza, D.F.                       270              1,350
--------------------------------------------------------------------------------------------------------------------------
             Tlalnepantla                       Tlalnepantla, Mex.                              220              1,100
--------------------------------------------------------------------------------------------------------------------------
             Guadalajara                        Guadalajara, Jal.                             6,160             30,800
--------------------------------------------------------------------------------------------------------------------------
             Tlaquepaque                        Tlaquepaque, Jal.                             2,030             10,150
--------------------------------------------------------------------------------------------------------------------------
             Zapopan                            Zapopan, Jal.                                 3,750             18,750
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                        21,540            107,700
--------------------------------------------------------------------------------------------------------------------------
             Puebla                             Puebla, Pue.                                  4,860             24,300


    2006
--------------------------------------------------------------------------------------------------------------------------
             San Andres Cholula                 San Andres Cholula, Pue.                        240              1,200
--------------------------------------------------------------------------------------------------------------------------
             San Pedro Cholula                  San Pedro Cholula, Pue.                         360              1,800
--------------------------------------------------------------------------------------------------------------------------
             Juan C. Bonilla                    Juan C. Bonilla, Pue.                            70                350
--------------------------------------------------------------------------------------------------------------------------
             San Pablo del Monte                San Pablo del Monte, Tlax.                       70                350
--------------------------------------------------------------------------------------------------------------------------
             Tlaltenango                        Tlaltenango, Pue.                                60                300
--------------------------------------------------------------------------------------------------------------------------
             Coronango                          Coronango, Pue.                                  20                100
--------------------------------------------------------------------------------------------------------------------------
             Cuautlancingo                      Cuautlancingo, Pue.                              30                150
--------------------------------------------------------------------------------------------------------------------------
             Tenancingo                         Tenancingo, Tlax.                                30                150
--------------------------------------------------------------------------------------------------------------------------
             Mazatecochco D J M Mor.            Mazatecochco DJM Mor. Tlax.                      20                100
--------------------------------------------------------------------------------------------------------------------------
             Papalotla de Xicotencatl           Papalotla de Xicotencatl, Tlax.                  20                100
--------------------------------------------------------------------------------------------------------------------------
             San Miguel Xoxtla                  San Miguel Xoxtla, Pue.                          20                100
--------------------------------------------------------------------------------------------------------------------------
             Xicotzingo                         Xicotzingo, Tlax.                                30                150
--------------------------------------------------------------------------------------------------------------------------
             Leon                               Leon, Gto.                                    5,400             27,000
--------------------------------------------------------------------------------------------------------------------------
             Plan de Ayala                      Leon, Gto.                                       60                300
--------------------------------------------------------------------------------------------------------------------------
             Metepec                            Metepec, Mex.                                   420              2,100
--------------------------------------------------------------------------------------------------------------------------
             Toluca                             Toluca, Mex.                                  1,420              7,100
--------------------------------------------------------------------------------------------------------------------------
             San Luis Mextepec                  Toluca, Mex.                                     20                100
--------------------------------------------------------------------------------------------------------------------------
             Mexcalongo                         Mexcalongo, Mex.                                 20                100
--------------------------------------------------------------------------------------------------------------------------
             Chapultepec                        Chapultepec, Mex.                                10                 50
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                        13,180             65,900
--------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL FROM 2003 THROUGH 2006:          103,130            515,650
                                                                                   ---------------------------------------


The Concession Holder will be entitled to provide such added-value services as permitted by the Network, subject to prior registration of the added-value services with the Commission, pursuant to the provisions of articles 33 of the Law.

B.3 Term for commencement of provision of the services. The Concession Holder shall commence to provide the services set forth in condition B.2 above, within three hundred and sixty (360) calendar days following the date of execution of this Amendment, and shall inform the Commission of the commencement of such provision within the following fifteen (15) calendar days.

B.4 Term of the Program. This Program will be in effect for a term of four (4) years following the date of commencement of provision of the services mentioned in condition B.3 above, and this term shall be mandatory for the Concession Holder. The Concession Holder shall agree with the Ministry a similar program every four (4) years during



                                     12/13
the term of the Concession, which program shall be submitted three hundred and sixty (360) calendar days before expiration of the term of the Program.

B.5 Applicable rates. Before commencing the provision of the services set forth in condition B.2 above, the Concession Holder shall register with the Commission all rates to be charged by the Concession Holder, which rates shall be equal to or lower than the lowest rates charged for the services covered by the Concession.

B.6 Non-disruption of the services. The Concession Holder shall not disrupt the provision of the services set forth in condition B.2 above that are the subject matter of this Program, in any location to which similar services are not provided by other concessionaire or licensee, except in case of occurrence of an act of God or force majeure or with the express approval of the Ministry, pursuant to the provisions of article 51 of the Law.

B.7 Applicable laws. This Program shall be subject to all provisions of the Law, the Concession and all other legal, regulatory and administrative provisions that may be issued from time to time, and to all Conditions set forth in the Program itself.

B.8 Approvals for installation of telecommunications equipment. The Concession Holder shall be responsible for processing all permits, approvals or consents that must be obtained from the pertinent government authorities for installation of telecommunication equipment on public streets, roads or other communication means in order to comply with this Program. To this end, the Concession Holder shall additionally comply with all provisions on urban development, ecological equilibrium and environmental protection.

B.9 Reporting. Without prejudice of the powers of the Ministry and the Commission to request any information from the Concession Holder, pursuant to the provisions of article 68 of the Law, the Concession Holder shall, during the effective term of this Program, deliver to the Ministry and the Commission every one hundred and eighty (180) calendar days following the date of commencement of the provision of the services that is set forth in condition B.2 above, the following information:

B.9.1 Transmission velocities that are available at each location listed in condition B.2 of this Program;

B.9.2 Access capacity to the Network, including the number of telephone lines in operation and the lines available at each of the locations listed in condition
B.2 of this Program; and

B.9.3 Rates charged for services provided at the locations set forth in condition B.2 above, pursuant to the provisions of condition B.5 of this Program.

B.10 Penalties. The penalties contemplated under the applicable laws shall be imposed on the Concession Holder in case of its failure to satisfy all conditions of the Program and all other applicable legal, regulatory or administrative provisions.




                                     13/13

                                                 Spanish Version of Exhibit 10.2


                  SECRETARIA DE COMUNICACIONES Y TRANSPORTES
[LOGO]                     SUBSECRETARIA DE COMUNICACIONES


















              MODIFICACION AL TITULO DE CONCESION DE RED PUBLICA DE
                 TELECOMUNICACIONES DE FECHA 17 DE JUNIO DE 1996










                              AXTEL, S.A. DE. C.V.

Modificacion al titulo de concesion para instalar, operar y explotar una red pubiica de telecomunicaciones otorgado por el Gobierno Federal por conducto de la Secretaria de Comunicaciones y Transportes, en lo sucesivo la Secretaria, a favor de AXTEL, S.A. DE C.V., en lo sucesivo el Concesionario, al tenor de los siguientes antecedentes y condiciones.

                                  ANTECEDENTES

I. La Secretaria otorgo con fecha 17 de junio de 1996, al Concesionario, un titulo de concesion para instalar, operar y explotar una red publica de telecomunicaciones para prestar, entre otros, el servicio de telefonia basica de larga distancia nacional e internacional, en lo sucesivo la Concesion.

II. Con escritos fechados el 20 de septiembre de 2000 y 10 de diciembre de 2002, el Concesionario solicito a la Secretaria la modificacion del Anexo A de la Concesion, a efecto de que este quede circunscrito a la prestacion del servicio publico de telefonia basica de larga distancia nacional e internacional.

III. De conformidad con lo dispuesto en el articulo 37 Bis fraccion V del Reglamento Interior de la Secretaria de Comunicaciones y Transportes, la Comision Federal de Telecomunicaciones (la Comision), mediante Acuerdo del Pleno numero P/230101/014.1, emitio opinion favorable a la Secretaria respecto a la solicitud del Concesionario.

IV. El articulo 50 de la Ley Federal de Telecomunicaciones estabiece que la Secretaria procurara la adecuada provision de servicios de telecomunicaciones en todo et territorio nacional, con of proposito de que exista acceso a las redes publicas de telecornunicaciones para la atencion de servicios publicos y sociales, de las unidades de produccion y de la poblacion en general.

Por to anteriormente expuesto, la Secretaria, una vez recibida to opinion a que se refiere el Antecedente III y despues de analizar y evaluar la documentacion correspondiente a la solicitud del Concesionario, con fundamento en los arliculos 36 de la Ley Organica de la Administracion Publica Federal; 1, 7 y demas relativos de la Ley Federal de Telecomunicaciones; 40. y 50. del Reglamento Interior de la Secretaria de Comunicaciones y Transportes, resuelve otorgar la presente Modifcacion, conforme a las siguientes

                                   CONDICIONES

PRIMERA- Se modifica el Anexo A de la Concesion, para quedar como se senata en el Anexo A de la presente Modificacion. el cual forma parte integrante de la Concesion. en los terminos y condiciones ahi indicados.

SEGUNDA - Se adicionan las condiciones 1.17 y 1.18 a la Concesion a que se refiere el Antecedente I, en los te rminos siguientes:

1.17. Cobertura y conectividad social y rural. El Concesionario coadyuvara con el Gobiemo Federal en la prestacion de servicios de caracter social y rural, durante la vigencia de la Concesion, a cuyo efecto suministrara en su caso servicios o capacidad de transmision de su Red para brindar acceso y conectividad en areas, zonas a localidades que el Gobiemo Federal en coordinacion con el Concesionario, determinen que requieran de tales servicios o facilidades.



                                      1/13

Para tal efecto, el Concesionario debera llevar a cabo el Programa de Cobertura y Conectividad Social y Rural, en lo sucesivo el Programa, a que se refiere el Anexo B de Ia presents Modificacion, en los terminos y condiclones ahi indicados, mismo que tendra el caracter de obligatorio para el Concesionario.

Asimismo, 360 (trescientos sesenta) dias naturales antes de que termine el Programa que este vigente, el Concesionario debera concertar con la Secretaria cada 4 (cuatro) anos durante la vigencia de la Concesion, un Programa similar que debera contener por lo menos: los servicios a prestar, areas a cubrir de manera calendarizada. velocidad de transmision y capacidad de acceso a la Red, numero de habitantes beneficiados, asi como las tarifas que aplicara el Concesionario, las que deberan ser iguales o menores a las mas bajas que aplique en la comercializacion de los servicios comprendidos en la Concesion. El Programa tendra el caracter de obligatorio una vez aprobado por la Secretaria.

El Concesionario no podra interrumpir la prestacion de los servicios de caracter social o rural en una localidad o comunidad que no cuente con servicios similares proporcionados por otro concesionario o permisionario, salvo causas de fuerza mayor o que cuente con la autorizacion expresa de la Secretaria, de conformidad con lo dispuesto en los articulos 7 y 51 de la Ley.

1.18. Modernizacion de la Red. El Concesionario debert mantener actualizada su Red, mediante la introduccion de los mas recientes avances tecnologicos con objeto de diversificar sus servicios y mejorar su calidad. Para lo cual deberA informar a la Secretaria y a la. Comision, dentro del primer bimestre de cada ano, la actualizacion realizada durance el ano calendario anterior y los proyectos planeados para la modernizacion de Ia Red a realizarse en el ano en que se presente el informe.

TERCERA- Las condiciones restantes establecidas en la Concesion, subsisten en todos sus terminos.

CUARTA- El Concesionario acepta la Modificacion del titulo de concesion objeto del presente instrumento, y su uso, en cualquier forma, implica la aceptacion incondicional en sus terminos.

La presente Modificacion entrara en vigor a partir de su fecha y se otorga en la Ciudad de Mexico, Distrito Federal, a los diecinueve dias del mes de diciembre de dos mil dos

   SECRETARIA DE COMUNICACIONES Y                    AXTEL, S.A. DE C.V.
             TRANSPORTES
            EL SECRETARIO                           EL REPRESENTANTE LEGAL



       PEDRO CERISOLA Y WEBER                  ALBERTO M. DE VILLASANTE HERBERT

La presente hoja de firmas corresponde a la Modificacion del titulo de concesion para instalar, operar y explotar una red publica de telecomunicaciones, otorgado el 17 de junio de 1996, que otorga el Gobierno Federal por conducto de la Secretarla en favor de AXTEL, SA. DE C.V.


                                      2/13

Anexo A del titulo de concesion para instalar, operar y explotar una red publica de telecomunicaciones que otorgo con fecha 17 de junio de 1996, el Gobierno Federal por conducto de la Secretaria, en favor del Concesionario.

A.1. Definiciones. Los terminos empleados en el presente Anexo tendran el significado que se les da en la Ley, en la Concesion, asi como los que sean expresamente definidos en esta condicion.

A.1.1. Red publica telefonica: red publica de telecomunicaciones cuyos concesionarios deben prestar el servicio publico de telefonia basica:

A.1.2. Provision de capacidad: para los efectos del presente, se entiende que un concesionario de red publica de telecomunicaciones provee capacidad cuando constituye, por cualquier acto juridico, usufructo sobre una parte de su Red. Los concesionarios de redes publicas tambien pueden ceder el uso de una parte de su Red. En todo caso, la nuda propiedad de las redes publicas de telecomunicaciones pertenece a los concesionarios respectivos;

A.1.3. Servicio de larga distancia: aque1 por el que se cursa trafico conmutado entre centrales definidas como de targa distancia, que no forman parte del mismo grupo de centrales de servicio local, y que requiere de la marcacion de un prefjo de acceso al servicio de larga distancia para su enrutamiento;

A.1.4. Trafico publico conmutado: toda emision, transmision o recepcion de signos, serales. datos, escritos, imagenes. voz, sonidos o infomiacion de cualquier n'aturaleza que se efectue a traves de una red publica de telecomunicacones que utilise para su enrutamiento tanto centrales como numeracion asignada y administrada por la Comision, de confoemidad con el Plan Tecnico Fundamental de Numeracion;

A.1.5. Reglas: las Reglas del Servicio de Larga Distancia, publicadas en el Diario Official de la Federacion el 21 de junio de 199o a las que en lo sucesivo las complementen o sustituyan;

A.1.6. Servicio local: aquel por el que se conduce trafico publico conmutado entre usuarios de una misma central o entre usuarios de centrates que forman parte de un mismo grupo de centrales de servicio local, que no requiere de la marcacion de un preijo de acceso al servicio de larga distancia, independientemente do que dicho trafico publico conmutado se origine o termine en una red publica de telecomunicaciones alambrica o inalambrica, y por el que se cobra una tarifa independiente de la distancia;

A.1.7. Servicios de valor agregado: los que emplean una red publica de telecomunicaciones y que tienen efecto en el formato, contenido, cddigo. protocolo, atmacenaje o aspectos similares de la information transmitida por algun usuario y que comercializan a los usuarios informacon adicional. diferente o reestructurada, o que implican interaccion del usuario con information almacenada;

A.1.8. Planes tecnicos fundamentales: el Plan Tecnico Fundamental de Senalizacion y el Plan Tecnico Fundamental de Numeracion, publicados el 21 de junio de 1996, en el Diario Oficial de la Federacion y los que en to sucesivo emita la Comision, de conformidad con lo establecido en el articufio 41 de la ley,



                                      3/13

A.1.9. Usuario: se entiende por usuario, la persona fisica o moral que, sin estar autorizada por la Secretaria para prestar servicios de telecomunicaciones, por cualquier titulo legal, adquiere el derecho de use respecto de alguna parte de la infraestructura de la Red, que baste unicamente para el establecimiento de redes de telecomunicaciones destinadas a satisfacer necesidades especificas de servicios de telecomunicaciones que, por ningun motivo, impliquen explotacion comercial de servicios o capacidad de dichas redes. En ningun caso, los usuarios finales de servicios de telecomunicaciones podran ser titulares del derecho de usufructo sobre parte de la infraestructura de la Red. asi coma terminar Trafico publico conmutado fuera de las redes privadas que se establezcan con la infraestructura de la Red;

A.1.10. Usufructuario: se entiende por usufructuario la persona fisica o moral con autorizacion otorgada por la Secretaria o con registro ante la Comision. para prestar servicios de telecomunicaciones y que, por cualquier titulo legal, adquiere el derecho real y temporal de disfrutar de una parte de la infraestructura de la Red. y

A.1.11. Trafico en transito: se considera como trafico en transito toda aquella senal o conjunto de senates que tienen origen y destino en otras redes extranjeras y que son conducidos a traves de la Red.

A.2. Servicios comprendidos. Et Concesionario acepta y se obliga a prestar los servicios descritos en adelante, uinicamente a las personas fisicas y morales definidas como usuarios o usufructuarios en las Condiciones A.1.9 y A.1.10.

A.2.1. El servicio de telefonia basica de larga distancia nacional e internacional, este ultimo, previa autorizacion pora parte de la Comision del puerto internacional correspondiente;

A.2.2. La Provision y arrendamiento de capacidad de la Red para la emision, transmision o recepcion de signos. senales, escritos. imagenes. voz. sonidos o informacion de cualquier naturaleza;

A.2.3. La comercializacion de la capacidad adquirida respecto de redes de otros concesionarios de redes publicas de telecomunicaciones, con los cuales el Concesionario tenga celebrados los convenios correspondientes para la adquisicion de dicha capacidad. y

A.2.4. Servicios de valor agregado a sus usuarios, previo registro de los mismos ante la Comision, en terminos de lo previsto por los articulos 3 fraccion XII, 33 y 64 fraccion II de la Ley.

Los servicios comprendidos en la presente condition, se deben entender limitativamente; por Canto, cualquier otro servicio que el Concesionario pretenda proporcionar al amparo de esta Concesion, requerira de la respectiva concesion, permiso o autorizacion expresa de la Secretaria, de acuerdo a to establecido por la Ley y demas disposiciones legales, reglamentarias y administrativas aplicables.

A.3.                            Especificaciones de los servicios comprendidos.

A.3.1. En relacion con el servicio de telefonia basica de larga distancia nacional e internacional el Concesionario tendra, entre otras, las siguientes obligaciones,



                                      4/13

A.3.1.1. Proporcionar el numero telefonico que identifica el origen de las llamadas telefonicas, en cumplimiento con lo dispuesto por el articulo 43 fraccion X de Ia Ley, asi como par el Plan Tecnico Fundamental de Senalizacion. Al efecto, debera enviar a las centrales del concesionario de Servicio local o de larga distancia al que entregue el Trafico publico conmutado, la informacion referente al numero del abonado de origen y de destino. Por lo anterior, el Concesionario no podra reoriginar llamadas de larga distancia para entregarlas coma locales, ni sustituir o incorporar un numero de "A" que no corresponda al numero de origen de la llamada;

A.3.1.2. Uso exclusivo de los enlaces de interconexion contratados para la recepcion y enrutamiento del trafico. Todo Trafico publico conmutado que se curse entre dos concesionarios de Servicio local, de un concesionario de Servicio local a un operador de larga distancia o de un operador de larga distancia a un concesionario de Servicio local, debera conducirse a traves de enlaces de interconexion ajustandose a los convenios correspondientes. sin modificar los numeros de origen o de destino, de conformidad con to establecido en los Planes te cnicos fundamentales, salvo en aquellos casos expresamente autorizados por to Comision;

A.3.1.3. El Concesionario, en su caracter de operador del Servicio de larga distancia, debera participar en el Comite de Operadores establecido conforme a las Reglas;

A.3.1.4. El Concesionario, en su caracter de operador del Servicio de larga distancia, debera adherirse al contrato de servicios del Auditor, al que se refieren las Reglas para prestar el Servicio de larga distancia internacional que deberan aplicar Ios concesionarios de redes publicas de telecomunicaciones autorizados para prestar este servicio, publicadas en el Diario Oficial de la Federacion el 11 de diciembre de 1996, y

A.3.1.5. El Concesionario se obliga a contribuir en la recuperacion de los costos compartidos por todos los concesionarios para la operacion del sistema de larga distancia, incluyendo de manera enunciativa pero no limitativa, aquellos costos que representan erogaciones por una sola vez, conformee a las formulas y procedimientos que determine la Comision.

A.3.2. En relacion con el Servicio de provision de capacidad contenido en la condicion A.2.2, el Concesionario se obliga a observar y dar cumplimiento a las disposiciones legates, reglamentarias y administrativas aplicables, asi como aquellas reglas que, al efecto, se emitan en et futuro por la Secretaria o la Comision.

A.3.3. En relacion con el arrendamiento de circuitos privados digitales dedicados, el Concesionario se obliga a observar y dar cumplimiento a las disposiciones legates reglamentarias y administrativas aplicables, asi como aquellas reglas que, al efecto se emitan en el futuro por la Secretaria o la Comision.

A.4. Constitucion de derechos de uso. Los derechos de uso seran sobre una parte de la infraestructura de la Red, a favor de terceros que no esten autorizados por la Secretaria para prestar servicios de telecomunicaciones, y



                                      5/13
                                uinicamente para el establecimiento de redes de telecomunicaciones destinadas a satisfacer necesidades especifcas de servicios de telecomunicaciones que, par ningun motivo, impliquen explotacion comercial de servicios o de capacidad de dichas redes.

A.5. Constitucion de derechos de usufructo. Los derechos de usufructo seran sobre una parte de la infraestructura de 1a Red, revocables y por un plazo que no exceda del previsto en la condicion 1.4 de la Concesion.

A.6. Derechos de uso y usufructo. En los casos en que se constituyan derechos de usufructo y uso, en relacion con los servicios contempiados en la condicion A.2, sin exception alguna, debera observar to siguiente:

A.6.1.                          El usufructo no podra ser simultaneo;

A.6.2.                          EL usufructo no podra ser vitalicio;

A.6.3. El usufructuario no podra enajenar ni gravar su derecho de usufructo;

A.6.4. El usufructuario debera renunciar a su derecho del tanto, y

A.6.5. En todo caso, el Concesionario debera reservarse et derecho de revocar el uso o el usufructo, en caso de ocurrir cualquiera de los siguientes supuestos:

A.6.5.1. Cuando el usufructuario o el usuario, segun sea el caso, hagan mal uso de la parse de la infraestructura de la Red respecto de la cual se constituya su derecho;

A.6.5.2. Cuando medie resolution emitida par la Secretaria o la Comision, asi como por autoridad judicial o administrativa competente;

A.6.5.3. Cuando el usufructuario preste servicios de telecomunicaciones sin contar con concesion o autorizacion por parte de la Secretaria;

A.6.5.4. Cuando el usuario preste servicios de telecomunicaciones en contravencion con la Ley y sus reglamentos;

A.6.5.5. Cuando el usufructuario a el usuario, segcin sea el caso, ejecuten actos que impidan la actuacion de concesionarios de redes publicas de telecomunicaciones o de los permisionarios a que refiere el articulo 31 de la Ley, que tengan derecho a ello, y

A.6.5.6. Cuando el usufructuario a el usuario, segun sea el caso. operen o exploten comercializadoras de servicios de telecomunicaciones en contravencion a lo dispuesto por la Ley y sus reglamentos.

Los modelos de contrato que el Concesionario utilice para constituir los derechos de usufructo y de usa sorre una parte de la infraestructura de la Red, deberan contener las condiciones establecidas en la condicion A.6. Asimismo, el Concesionario debera informar a la Comision, respecto de aquellos contratos que sean revocados por cualquiera de los supuestos mencionados en la condicion A.6.5 anterior, dentro de los 5 (cinco) dias habiles siguientes a la fecha en que se verifiquen dichos eventos.



                                      6/13

El Concesionario es responsable de los actos relacionados con la operacion y explotacion que, por cuenta propia o de los terceros con quienes contrate, se lleven a cabo respecto de su Red.

A.7. Plaza para iniciar la prestacion do los servicios. El Concesionario debera iniciar la prestacion de los servicios a que se refiere el presente Anexo, a mas tardar 360 (trescientos sesenta) dias naturales posteriores a la fecha de otorgamiento del mismo, para lo cual debera informar a la Comision el inicio de la prestacion de dichos servicios, dentro de los 15 (quince) dias naturales siguientes a su realizacion.

A.8. Compromisos do cobertura de la Red. El Concesionario se obliga a enlazar con infraestructura de telecomunicaciones propia y/o arrendada de conformidad con las especificaciones tecnicas de su solicitud y que se mencionan en la condicion A.18 del presente Anexo, las ciudades que a continuacion se senalan:

------------------------------- --------------------------------------------------------- ----------------------------
                                     ENLACE
------------------------------- ---------------------------- ---------------------------- ----------------------------
           FECHA DE                                                                             INFRAESTRUCTURA
          OPERACION
------------------------------- ---------------------------- ---------------------------- ----------------------------
En operacion                    Mexico, D.F.                 Tlalnepantla Mex             Fibra optica propia
------------------------------- ---------------------------- ---------------------------- ----------------------------
Julio 2003                      Mexico, D.F.                 Puebla, Pue.                 Fibra optica arrendada
                                Mexico, D.F.                 Queretaro, Qro.              Fibra optica propia
------------------------------- ---------------------------- ---------------------------- ----------------------------
Dic 2003                        Monterrey, N.L.              Saltilto, Coah.              Fibra optica arrendada
                                Guadalajara, Jal.            San Luis Potosi, S.L.P.      Fibra bptica arrendada
                                Monterrey, N.L.              San Luis Potosi, S.L.P.      Fibra optica arrendada
------------------------------- ---------------------------- ---------------------------- ----------------------------
Dic 2004                        Monterrey. N.L.              Nuevo Laredo. Tamps.         Fibra optica arrendada
                                Mexico, D.F.                 Cuernavaca, Mor.             Fibra optica arrendada
                                Queretaro, Qro.              Celaya, Gto.                 Fibra optica propia
------------------------------- ---------------------------- ---------------------------- ----------------------------
Dic 2005                        Guadalajara, Jal.            Celaya, Gto.                 Fibra optica arrendada
                                Guadalajara, Jal.            Irapuato, Gto.               Fibra optica arrendada
------------------------------- ---------------------------- ---------------------------- ----------------------------
Dic 2006                        Monterrey, N.L.              Reynosa, Tamps.              Fibra optica arrendada
                                Guadalajara, Jal.            Leon, Gto.                   Fibra optica arrendada
------------------------------- ---------------------------- ---------------------------- ----------------------------
Dic. 2007                       Mexico, D.F.                 Veracruz, Ver.               Fibra optica arrendada
------------------------------- ---------------------------- ---------------------------- ----------------------------



A.9. Trafico en transito. En ningun momento, el trifico en transito cursado por of Concesionario, podra ser terminado en una red dentro del territorio nacional.

A.10. Cobertura de los servicios. Una vez cumplidos los compromisos de cobertura establecidos en la condicion A.8, el Concesionario podra ofrecer y prestar los servicios comprendidos en el presente Anexo en cualquier parte del territorio national y con cualquier tecnologia. Antes de iniciar lo prestacion de los servicios, el Concesionario debera informar con 30 (treinta) dias de anticipacion a la Comision el area de servicio local que pretende servir y is forma comp prestarA los servicios.

A.11. Cableados urbanos. En caso de que el Concesionario pretenda instalar cableados en zonas urbanas para prestar los servicios de larga distancia a usuarios finales de conformidad con las disposiciones que, al efecto, expida la Comision, debera presentarle la solicitud correspondiente, La Comision resolvera lo conducente en un plazo de 90 (noventa) dias naturales, contado a partir de la recepcion de la solicitud.

A.12. Recursos arrendados. El Concesionario debera asegurar la transparencia en terminos contables y operativos, de los recursos de conmutacion, interconexi6n y transmision que arriende.

                                      7/13

A.13. Informacion contable. El Concesionario debera proporcionar Ia informacion contable por servicio, region, funcion y componentes de la Red, respecto de los servicios contemplados en el presente Capitulo, de acuerdo con lo indicado en la Resolucion publicada en el Diario Oficial de la Federacion el 1 de diciembre de 1998, que establece la metodologia para la entrega de informacion contable por servicio de redes publicas de telecomunicaciones, de conformidad con la Ley Federal de Telecomunicaciones, asi como de conformidad con las disposiciones legales, reglamentarias y administrativas que en su caso sean establecidas.

A.14. Verificacion. El Concesionario se obliga a permitir a la Comision el acceso a las inslataciones e infraestruc tura de la Red, tanto propia como arrendada, a efecto de que la Comision pueda Ilevar a cabo sus funciones de vigilancia y supervision, asi como a brindar todas las facilidades necesarias para tal efecto.

A.15. Derechos de via. El Concesionario, al utilizar los derechos de via y terrenos de propiedad federal asi como las aguas de jurisdiccion federal, debera observar y cumplir con las disposiciones estatales, municipales y federates en materia de desarrollo urbano y protection ecol6gica aplicables. El Concesionario acepta que la Secretaria y Ia Comision podran, en todo momento, requerir Ia documentacion e informacion necesaria o conveniente, con la que se acredite que el Concesionario esta en cumplimiento de las disposiciones federales, estatales y municipales en materia de desarrollo urbano y protection ecol6gica aplicables y se obliga a presentar dicha documentac1on a informacion en los terminos en que se le requiera.

A.16. Modernizacion do la Red. El Concesionario debera mantener actualizada su Red, mediante la introduccion de los mas recientes avances tecnolgicos con objeto de diversificar sus servicios y mejorar su calidad. Para lo cual debera informar a la Secretaria y a la Comision, dentro del primer bimestre de cada ano, la actualizacion realizada durante el ano calendario anterior y los proyectos planeados para la modernizacion de la Red a realizarse en el ano en que se presente el informe.

A.17. Trato no discriminatorio. El Concesionario debera atender toda solicitud de servicio de larga distancia que se encuentre dentro del area de cobertura de la Red.

A.18. Especificaciones tecnicas de la Red. El Concesionario se obliga a instalar la Red para la prestacion de los servicios comprendidos en el presente Anexo, cuando menos con las especificaciones tecnicas indicadas en su escrito de fecha 19 de agosto de 2002, del cual un resumen se transcribe a continuacion:

Red de Conmutacion

La red de conmutacion cumple con los estandares necesarios para lograr una interconexion transparente hacia los elementos de la red de acceso, la red de transporte, la red de Iarga distancia, la red local y la red de senializacion.

Los elementos de conmutacion cumplen con los estandares y recomendaciones internacionales de la UIT-T (Uni6n Internacional de Telecomunicaciones), asi como las normas nacionales definidas para dichos servicios y con la capacidad de coexistir con las demas redes establecidas en el pais.

La interface de conexion hacia los elementos de las redes ya mencionadas, es bajo el formato de la recomendacion G.703 y la NMX-T-001-199o NYCE.

La Red del Concesionario cuenta con centrales digitales de alta capacidad y disponibilidad para el manejo de trafico local y de larga distancia, las cuales se encuentran dimensionadas y configuradas con Ia redundancia requerida para garantizar el trafico demandado.



                                      8/13

El trafico local y de larga distancia se entrega en el punto de interconexion declarado expresamente para dicho proposito en cada ciudad.

Se proporciona una interconexion entre las centrales de la Red del Concesionario y las centrales de los demas operadores de larga distancia para establecer un intercambio de trafico de larga distancia. Esta interconexion es con infraestructura de fibra optica construida por el operador al cual el Concesionario revende el trafico originante de larga distancia.

Las centrales de conmutacion utilizadas en la red de larga distancia del Concesionario son DMS-100 (Nortel), producto que se ha utilizado en diferentes partes del mundo en los ultimos 20 anos y ha sido actualizado tanto en hardware como en software a traves del tiempo, lo que ha permitido mejorar los niveles de calidad de servicio de acuerdo a los estandares internacionales.

El DMS-100 es un sistema de conmutacion digital de programa de control almacenado que tienen todos los servicios de voz local y larga distancia requerido por el mercado nacional e intemacional.

Estas centrales de conmutacion cuentan con una capacidad de procesamiento de 430,000 intentos de llamada en hora pico y una capacidad fisica de mas de. 3,5000 E1s.

De acuerdo a los traficos demandados en la Red, la capacidad de una central de conmutacion es de 100,000 lineas.

Las centrales digitales tienen la capacidad de hasta 8,192 rutas y 2,048 grupos de troncales, garantizandose el requerimiento futuro de enrutamientos y servicios de larga distancia.

Los DMS-100 soportan los diferentes protocolos tales como R2 Modificado PAUSI-MX (NOM-112), PRI, V5.2 requeridos para proporcionar el acceso a los usuarios, asi como para la interconexion con los diferentes operadores.

Red de Senalizacion

La red de senalizacion cumple con los estandares nacionales e internacionales para efectuar la interconexion local y de larga distancia.

La red de senalizacion del Concesionario se compone de 3 pares de PTSs (puntos de transferencia de senalizacion) en un esquema redundante (Mexico, D.F., Monterrey, N.L. y Guadalajara, Jal.) que se interconecta con los PTSs designados por los diferentes operadores de servicios locales y de larga distancia.

La interconexion para el servicio local y larga distancia se realiza con senalizacion PAUSIMX (SCCN7 version Mexico NOM-112).

La red de senalizacion esta conformada por Puntos de Transferencia de senalizacion broadband STP's (Nortel) de tercera generacion, los cuales cuentan con una arquitectura distribuida, compacta y completamente redundante para proporcionar la disponibilidad de la red en niveles de 99.9999%.

Los PTSs soportan los protocolos de senalizacion PAUSI-MX (SCCN 7 version Mexico NOM-112) y cuenta con el software necesario para soportar servicios de red inteligente tales como la portabilidad del nurnero, 800/900 avanzado, y adicionalmente tiene la capacidad de manejar la senalizacion utilizando el protocoto IP.



                                      9/13

Red de transporte

La red de transporte cuenta con cable de 60 fibras de "Coming Glass" que maneja capacidad de 2.5 Gbps hasta 40 Gbps utilizando la tecnologia DWDM. La red proporciona la menor atenuacion posible por empalme, promedio de 0.03 decibeles por seccion, que permite distancias mayores de 170 kilometros entre regeneradores. La fibra optica utilizada en mononodal de muy alta calidad con atenuacion no mayor a 0.2 decibeles por kiometro.

La infraestructura de la red de transporte esta conformada por 3 ductos hermeticamente sellados, 2 de ellos libres para expansiones de Ia red y servicios de mantenimuento. Instalacion de fibra por soplado, reduciendo el estres sobre el cable.

Disenada para utilizar tecnologia de multiplexaje SDH, con backbone de gran capacidad, utilizando Multiplexores Add Drop (ADM - Lucent), Digital Cross Connect (SDXC) y DWDM (equipos pirelli).

Red de sincronia

Dada las altas velocidades binarias, asi como las topologias de red en configuracion de anillos con esquemas de codificacion cada vez mas robustos, hacen que la confiabilidad en la red sea especial, por ello la sincronizacion en una red digital es una necesidad fundamental.

La red de sincronia cubre los estandares establecidos por la UIT-T (Union Internacional de Telecomunicaciones) bajo las Recomendaciones G.812/G.81 s

La referencia primaria de sincronia sera strata 1 y 2, con una precision de retencion de 5 X 10-11'" ppm, con una estabilidad de retencion de 1.16 x 10/9 dia..

La interface de conexion hacia los elementos de red para la distribucion de la senal de sincronla, es bajo el formato de la Recomendacion G.703 y la NMX-T-001-199o NYCE.




                                     10/13

                                     ANEXO B

Programa de cobertura y conectividad social y rural, en lo sucesivo el Programa, concertado entre la Secretaria y Axtel, S.A de C.V., en lo sucesivo el Concesionario.

B.1. Definicion de terminos. Los terminos usados en este Programa tendran el significado que se les da en la Ley, en la Concesion. asi como los que sean expresamente definidos en este Programa.

B.2. Compromisos de cobertura. El Concesionario, se obliga a suministrar con infraestructura propia, los servicios de telefonia local (32 Kbps) y transmision de datos (64 Kbps), en las localidades que se mencionan a continuacion, en las condiciones y plazos que se indican en el Cuadro siguiente:

--------------- -------------------------------- ---------------------------------- ----------------- ----------------
     Ano                   Localidad                    Municipio y Estado            Capacidad de       Poblacion
                                                                                         lineas         beneficiada
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
2003            Apodaca                          Apodaca, N.L.                           2,880            14,400
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                General Escobedo                 General Escobedo, N.L.                  2,120            10,600
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Guadalupe                        Guadalupe, N.L.                         5,290            31,450
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Monterrey                        Monterrey, N.L.                        10,800            54,000
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                San Nicolas de los Garza         San Nicolas de los Garza, N.L.          4,720            23,600
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                San Pedro Garza Garcia           San Pedro Garza Garcia, N.L.            1,120             5,600
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Santa Catarina                   Santa Catarina, N.L.                    2,090            10,450
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
TOTAL                                                                                   30,020           150,100
--------------- ------------------------------------------------------------------- ----------------- ----------------
2004            Apodaca                          Apodaca, N.L.                           1,410             7,050
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                General Escobedo                 General Escobedo, N.L.                  1,410             7,050
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Guadalupe                        Guadalupe, N.L.                         3,090            15,450
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Monterrey                        Monterrey, N.L.                         7,390            36,950
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                El Uro                           Monterrey, N.L.                           210             1,050
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Los Cristales                    Monterrey, N.L.                            60               300
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                El Ranchito                      Monterrey, N.L.                            80               400
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                El Barreal                       Monterrey, N.L.                           130               650
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                San Nicolas de los Garza         San Nicolas de los Garza, N.L.          2,840            14,200
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                San Pedro Garza Garcia           San Pedro Garza Garcia, N.L.              800             4,000
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Santa Catarina                   Santa Catarina, N.L.                    1,440             7,200
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Juarez                           Juarez, N.L.                              410             2,050
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Guadalajara                      Guadalajara, Jal.                      10,080            50,400
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Tlaquepaque                      Tlaquepaque, Jal.                       2,910            14,550
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Zapopan                          Zapopan, Jal.                           6,130            30,650
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
TOTAL                                                                                   38,390           191,950
--------------- ------------------------------------------------------------------- ----------------- ----------------
                Azcapotzalco                     Azcapotzalco, D.F.                        270             1,350


2005
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Coyoacan                         Coyoacan, D.F.                          3,930            19,650
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Cuajimalpa de Morelos            Cuajimalpa de Morelos, D.F.               260             1,300
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Gustavo A. Madero                Gustavo A. Madero, D.F.                   370             1,850
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Iztacalco                        Iztacalco, D.F.                            90               450
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Iztpalapa                        Iztpalapa, D.F.                           300             1,500
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Magdalena Contreras              Magdalena Contreras, D.F.                 710             3,550
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Alvaro Obregon                   Alvaro Obregon, D.F.                      240             1,200


                                     11/13

--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Tlalpan                          Tlalpan, D.F.                           1,020             5,100
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Xochimilco                       Xochimilco, D.F.                          210             1,050
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Juarez                           Juarez, D.F.                              130               650
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Cuauhtemoc                       Cuauhtemoc, D.F.                          210             1,050
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Naucalpan de Juarez              Naucalpan de Juarez, Mex.                 120               600
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Miguel Hidalgo                   Miguel Hidalgo, D.F.                      490             2,450
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Huixquilucan                     Huixquilucan, Mex.                        420             2,100
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Adolfo Lopez Mateos              Adolfo Lopez Mateos, Mex.                 340             1,700
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Venustiano Carranza              Venustiano Carranza, D.F.                 270             1,350
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Tlalnepantla                     Tlalnepantla, Mex.                        220             1,100
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Guadarajara                      Guadalajara, Jal.                       6,160            30,800
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Tlaquepaque                      Tlaquepaque, Jal.                       2,030            10,150
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Zapopan                          Zapopan, Jal.                           3,750            18,750
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
TOTAL                                                                                   21,540           101,700
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
2006            Puebla                           Puebla, Pue.                            4,860            24,300
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                San Andres Cholula               San Andres Cholula, Pue.                  240             1,200
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                San Pedro Cholula                San Pedro Cholula, Pue.                   360             1,600
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Juan C. Bonilla                  Juan C. Bonilla, Pue.                      70               350
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                San Pablo del Monte              San Pablo del Monte, T1ax.                 70               350
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Tlaltenango                      Tlartenango, Pue.                          60               300
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Coronango                        Coronango, Pue.                            20               100
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Cuautlancingo                    Cuautlancingo, Pue.                        30               150
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Tenancingo                       Tenancingo, Tlax.                          30               150
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Mazatecochco D J M Mor           Mazatecochco D J M Mor, Tlax.              20               100
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Papalotla de Xicotencatl         Papalotla de Xicotencatl, Tlax.            20               100
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                San Miguel Xoxtla                San Miguel Xoxtla                          20               100
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Xicotzingo                       Xicotzingo, Tlax.                          30               150
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Leon                             Leon, Gto.                              5,400            27,000
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Plan de Ayala                    Leon, Gto.                                 60               300
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Metepec                          Metepec, Mex.                             420             2,100
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Toluca                           Toluca, Mex.                            1,420             7,100
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                San Luis Mextepec                Toluca, Mex.                               20               100
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Mexcalongo                       Mexcalongo, Mex.                           20               100
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
                Chapultepec                      Chapultepec, Mex.                          10                50
--------------- -------------------------------- ---------------------------------- ----------------- ----------------
TOTAL                                                                                   13,150            65,900
--------------- ------------------------------------------------------------------- ----------------- ----------------
                                                 TOTAL DE 2003 AL 2006:                103,130           515,650

                                                                                    ----------------- ----------------


                                     12/13

El Concesionario podra prestar servicios de valor agregado que le permita la Red, mismos que debera registrar ante la Comision, previamente a su prestacion, de conformidad con lo dispuesto en el articulo 33 de la Ley.

B.3. Plazo para iniciar el suministro do los servicios. El Concesionario se obliga a iniciar el suministro de los servicios senalados en la condicio B.2 anterior, en un plazo maiximo de 360 (trescientos sesenta) dias naturales contado a partir de la fecha de otorgamiento de la presente Modificacion, e informarlo a la Secretaria y a la Comision dentro de los 15 (quince) dias) naturales posteriores a su inicio.

B.4. Vigencia del Programa. El presente Programa estara vigente por un plazo de 4 (cuatro) anos a partir de la fecha de inicio del suministro de los servicios a que se refiere la condicion B.3. y tendra el caracter de obligatorio para el Concesionario, quien debera concertar con la Secretaria un Programa similar cada 4 (cuatro) anos. durante la vigencia de la Concesion, mismo que debera presentarse 360 (trescientos sesenta) dias naturaes antes de que termine la vigencia del Programa.

B.5. Tarifas aplicables. Antes de iniciar el suministro de los servicios senalados en la condicion B.2, el Concesionario se obliga a registrar las tarifas aplicables ante la Comision, mismas que deberan ser iguales o menores a las mas bajas que aplique para cornercializar los servicios comprendidos en to Concesion.

B.6. Interrupcion de los servicios. EI Concesionario no podra interrumpir el suministro de los servicios senalados en la condicion B.2 materia del presente Programa, en una localidad que no cuente con servicios similares proporcionados por otro concesionatio o permisionario, salvo causas de fuerza mayor o que cuente con la autorizacion expresa de la Secretaria, de confomlidad con lo dispuesto en el articulo 51 de la Ley.

B.7. Legislacion aplicable. El presente Programa se sujetara a lo establecido en la Ley; en la Concesion, y demas disposiciones legales, reglamentarias y administrativas que al efecto se expidan, asi como a las Condiciones establecidas en el propio Programa.

B.8. Autorizaciones para Ia instalacion de los equipos de tetecomunicaciones. El Concesionario debera gestionar por su cuenta ante las autoridades correspond entes, las autorizaciones, permisos o convenios necesarios para la instalacion de las equipos de telecomunicaciones en vias publicas para cumplir con el presente Programa. Para el efecto, debera, adem9s, cumplir con las disposiciones en materia de desarrollo urbano. equilibrio ecologico y proteccion ambiental.

B.9. Informacion. Sin perjuicio de las facultades de la Secretaria y de la Comision de requerir todo tipo de informacion al Concesionario en terminos del articulo 68 de la Ley, este debera entregar a la Secretaria y a la Comision, cada 180 (ciento ochenta) dias naturales a partir de la fecha de inicio de suministro de los servicios senalados en la condicion B.2 del presente Programa y durante su vigencia, la siguiente informacion:

         B.9.1. Velocidades de transmision disponibles en cada una de las localidades indicadas en la condicion B.2 de este Programa;

         B.9.2. Capacidad de acceso a la Red que contenga la cantidad de lineas telefonicas en operacion, asi como la capacidad de Ilneas disponibles en cada una de las localidades senalidas en la condicion B.2 del presente Programa, y

         B.9.3. Tarias que aplique a los servicios que proporciona en las localidades indicadas en la condicion B.2, de conformidad con Io seflaiado en la condicion B.5 del presente Programa.



                                     13/13

B.10. Sanciones por incumplimiento del Programa. EI Concesionario se hara acreedor a las sanciones que se establecen en la legislacion de Ia materia, en caso de incumplimiento de las condiciones previstas en el Programa, asi como a las disposiciones legales, reglamentarias o reglamentarias o administrativas aplticables.




                                     14/13